SCHEDULE OF COMPONENTS OF NET DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Stock-based compensation	$ 1,438	$ 1,438
Assets	1,174	1,304
Liability accruals	311	324
R&D Credit	1,372	1,372
Capital Loss	528	528
Deferred state tax	(2,087)	(2,065)
Net operating loss carry forward	10,024	10,489
Total gross deferred tax assets	12,760	13,390
Less - valuation allowance	(12,760)	(13,390)
Net deferred tax assets